Exhibit 1


                           JOINT FILING AGREEMENT

          This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.01 per share, of Sovran Self Storage Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 11, 2002

                                       GEBAM, INC.

                                       By:     /s/ Daniel Earle
                                           --------------------------------
                                           Name:   Daniel Earle
                                           Title:  President

                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                       By:     /s/ Nancy E. Barton
                                           --------------------------------
                                           Name:   Nancy E. Barton
                                           Title:  Senior Vice President


                                       GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                       By:     /s/ Nancy E. Barton
                                           -------------------------------
                                           Name:   Nancy E. Barton
                                           Title:  Senior Vice President

                                       GENERAL ELECTRIC COMPANY

                                       By:    /s/  Nancy E. Barton
                                           --------------------------------
                                           Name:   Nancy E. Barton
                                           Title:  Attorney-in-Fact*

*  Filed Pursuant to a Power of Attorney Attached as Exhibit 2 to this
   Schedule 13G.